HTCC Investor Presentation for the quarter ended March 31, 2008 May 20, 2008 Martin Lea, Chief Executive Officer Rob Bowker, Chief Financial Officer Exhibit 99.1

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") contains “forward-looking statements”, as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These and all forward-
looking statements are only predictions or statements of current plans that are constantly under review by the Company.
Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and
Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the Company invests in new business opportunities and the timing of those investments; the mix of services sold;
competition; management of growth and expansion; the integration of Invitel, Tele2 Hungary, and Memorex; future integration of acquired businesses; the performance of our IT Systems; technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and
Exchange Commission, which are available on the Company’s website, www.htcc.hu and on the SEC’s website,
www.sec.gov. Accordingly, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

Martin Lea Chief Executive Officer

Highlights
Our pro-forma* consolidated revenue in U.S. dollars increased by 5% for the quarter ended March 31, 2008 compared to the prior year.
Our pro-forma* consolidated segment gross margin in U.S. dollars increased by 10% for the quarter ended March
31, 2008 compared to the prior year’s first quarter and our pro-forma* gross margin percentage was 71% in the first quarter in 2008 compared to 68% in the first quarter in 2007.
Our pro-forma Adjusted EBITDA** in U.S. dollars grew by 21% to $58.6 million for the quarter ended March 31, 2008 compared to the prior year’s first quarter and our pro-forma* Adjusted EBITDA margin was 41% in the first quarter of 2008 compared to 36% in the first quarter in 2007.
The Hungarian forint appreciated against the U.S. dollar by 11% in the first quarter in 2008  compared to the average Hungarian forint/U.S. dollar exchange rate during the same period in 2007.
On March 5, 2008 we closed the transaction to acquire 95.7% of the outstanding equity of Memorex.
We have completed the legal merger of Pantel, Hungarotel and Euroweb Hungary into Invitel effective January 1,
2008.
* Pro-forma financial information in this presentation assumes that HTCC, Invitel, Tele2 Hungary and Memorex had been combined as of the beginning of the applicable period. The unaudited pro-forma financial information has not been prepared in accordance with Article 11 of Regulation S-X.
** Pro-forma Adjusted EBITDA is a non-GAAP financial measure. See the reconciliation on slides 9 and 10.

Memorex – Post Closing I.
On March 5, 2008 we closed the transaction and acquired 95.7% of the outstanding equity of Memorex.
The total purchase consideration for Memorex was EUR 101.4 million, which included: (i) the payment of cash in the amount of EUR 17.9 million  (approximately $27.2 million at closing), (ii) the payment of cash into an escrow account in the amount of EUR 12.1 million (approximately $18.4 million at closing), (iii) the assumption of net debt of EUR 69.7 million (approximately $105.8 million at closing); and (iv) transaction costs and other directly related expenses of EUR 1.7 million (approximately $2.6 million at closing).
In connection with the acquisition, we entered into a EUR 100 million (approximately $158 million at closing)
bridge loan facility agreement and drew down the full amount for the financing of the acquisition and the refinancing of some of Memorex’s debt. We intend to replace this bridge loan facility with longer term financing.
In relation to this financing we incurred expenses of EUR 6.0 million (approximately $9.1 million).
We intend to buy out the remaining minority shareholders in Memorex by the end of August 2008.
We appointed existing Invitel personnel, Gregg Betz and Shen Breckon as CEO and CFO of Memorex.
Memorex is now under the same leadership as Invitel Wholesale and International operations.
The combined activity is now operating under the ”Invitel International” brand.
We expect to file the required SEC financial information with respect to the Memorex Acquisition in an amended
8-K filing prior to the filing of our second quarter financial report.

Memorex – Post Closing II.
The combined customer base is now being managed through a unified account management structure.
Pricing strategy and service portfolio has been reviewed and harmonized.
During the first quarter in 2008 the following important contracts were signed
(all contracts are to provide on-net services):
AT&T – annual revenue of EUR 2.2 million
Dante – annual revenue of EUR 2.3 million
UPC – annual revenue of EUR 0.9 million
KPN – annual revenue of EUR 0.9 million
We have already executed actions that will realize EUR 1.9 million of the EUR 3 million estimated annual operating cost synergies. These costs are coming from savings in headcount related costs of EUR 0.7 million and network cost savings of EUR 1.2 million.
The status of the network project in Turkey is as follows:
Istanbul – Ankara is complete
Istanbul – Izmir is 95% complete
Izmir – Ankara planned completion is end August

okt.06
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jún.04
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HUNGARIAN TELEPHONE AND CABLE CORP
invitel

Hungarian Economic and Market Overview
The forint has weakened against the euro during the course
of Q1 2008 to 265 HUF/EUR levels compared to 250 HUF/EUR
during Q4 of 2007.
The forint rallied against the euro in April and May 2008 and currently trades at an exchange rate of 247 HUF/EUR.
The Hungarian Central Bank hiked its base rate in two
installments from 7.50% to 8.25 % during April 2008.
In addition, the Hungarian Central Bank removed the trading
band of the Hungarian forint.
Government economic recovery plans show signs of success:
Current account deficit narrowed to 3.5% in 2007 from
6.0% in 2006 and there are indications of further
improvement in 2008
Budget deficit declined to 5.5% in 2007 and is on track
to fall to less than 3.0% of GDP by year end 2009
Inflation has gradually decreased from 9% in March 2007
to 6.6% in April 2008 and is expected to fall to 3.0-4.0%
by the end of 2008
Hungarian Interest Rate Evolution
HUF / EUR Exchange Rates
240
245
250
255
260
265
270
275
280
3,00%
5,00%
7,00%
9,00%
11,00%
13,00%

15%
19%

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

As Internet penetration levels converge to EU levels this will further stabilize the number of fixed lines
Mobile penetration has reached saturation levels with mobile traffic growth now slowing
DSL continues to remain the preferred broadband service offering over cable
Source: NHH
(1) National Statistics Office
2002
1998 1999 2000 2001
2003
2004 2005 2006
Western
Europe
(1)
Significant growth opportunity continues in DSL
2007
34%
Trends of Fixed, Mobile and Internet Penetration in Hungary
81%
64% 66%
69%
71%
71%
73%
75% 75%
73%
71%
110%
99%
91%
83%
77%
68%
49%
30%
10%
16%
108%
25%
15%
10%
5%
2% 1%
0%
0% 0%
54%
0%
20%
40%
60%
80%
100%
Fixed-line (per household) Mobile (of population) Broadband Internet (per household) ADSL Cable

Pro-Forma Financial Statements
for the quarter ended March 31, 2008
Note:
The average HUF/USD exchange rates were 192.61 HUF/USD in YTD Q1 2007 and 173.23 HUF/USD in YTD Q1 2008.
(*)   Adjusted Operating Expenses do not include the non-recurring items presented below Adjusted EBITDA.
(**)  EBITDA and Adjusted EBITDA are non-GAAP financial measures. See the reconciliation from EBITDA to Net income on the next slide.
(***)  EBITDA Margin % and Adjusted EBITDA Margin % are EBITDA and Adjusted EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
Revenue 24 579 26 040 (1 461) (6%) 141 889 135 193 6 696 5%
Segment Cost of Sales (7 141) (8 441) 1 300 15% (41 222) (43 825) 2 603 6%
Segment Gross Margin 17 438 17 599 (161) (1%) 100 667 91 368 9 299 10%
Gross Margin % 71% 68% 71% 68%
(7 290) (8 303) 1 013 12% (42 086) (43 107) 1 021 2%
Adjusted EBITDA** 10 148 9 296 852 9% 58 581 48 261 10 320 21%
Adjusted EBITDA Margin %*** 41% 36% 41% 36%
Cost of integration and restructuring (1 003) (96) (907) (945%) (5 792) (499) (5 293) (1 061%)
Due diligence expense (113) (28) (85) (304%) (650) (148) (502) (340%)
Vacation accrual (108) (7) (101) (1 443%) (621) (36) (584) (1 608%)
Turkey start up expense (200) (53) (147) (277%) (1 153) (274) (879) (320%)
Other one-off items (39) (137) 98 72% (224) (712) 488 68%
EBITDA** 8 685 8 975 (290) (3%) 50 142 46 592 3 550 8%
EBITDA Margin %*** 35% 34% 35% 34%
For the period
ended March 31,
(in thousands of USD)
Adjusted Operating expenses*
(in millions of HUF)
For the period
ended March 31,

Pro-Forma Financial Statements
for the quarter ended March 31, 2008
Note:
The average HUF/USD exchange rates were 192.61 HUF/USD in YTD Q1 2007 and 173.23 HUF/USD in YTD Q1 2008.
(*)   EBITDA is a non-GAAP financial measure.
(**)  EBITDA Margin % is EBITDA as a percentage of revenue.
Change Change Change Change
2008 2007% 2008 2007%
EBITDA* 8 685 8 975 (290) (3%) 50 142 46 592 3 550 8%
EBITDA Margin %** 35% 34% 35% 34%
Depreciation and amortization (4 765) (4 260) (505) (12%) (27 506) (22 115) (5 391) (24%)
Financing expenses, net (5 269) (5 121) (148) (3%) (30 420) (26 586) (3 834) (14%)
Foreign exchange gains (losses), net (2 681) 1 098 (3 779) (344%) (15 479) 5 699 (21 178) (372%)
Gains (losses) on derivatives 5 039 (8 467) 13 506 160% 29 086 (43 960) 73 046 166%
Gains (losses) on warrants - (2 904) 2 904 100% - (15 075) 15 075 100%
Taxes on net income (1 075) (709) (366) (52%) (6 204) (3 679) (2 525) (69%)
Convertible Pref Stock Dividends (5) (5) - 0% (26) (26) - 0%
Minority interest (1) - (1) n/a (5) (1) (4) (445%)
Net profit / (loss) for the period (72) (11 393) 11 321 99% (412) (59 151) 58 739 99%
Net profit / (loss) for the period in % n/a n/a n/a n/a
For the period
ended March 31,
(in thousands of USD) (in millions of HUF)
For the period
ended March 31,

Pro-Forma Revenue Summary
for the quarter ended March 31, 2008
Notes:
The average HUF/USD exchange rates were 192.61 HUF/USD in YTD Q1 2007 and 173.23 HUF/USD in YTD Q1 2008.
Mass Market Voice: change in Mass Market Voice revenue was principally driven by the planned reduction in the number of lower margin Tele2 carrier select customers, resulting in revenue decrease in Tele2 of 44% to HUF 1.4 billion for the period ended March 31, 2008 compared to HUF 2.0 billion in the prior year.
Business: change in Business revenue was largely driven by Business Voice in-concession revenue decrease by 15%, to HUF 1.1 billion for the period ended March 31, 2008 compared to HUF 1.3 billion in the prior year. Business revenue decreased in
Invitel Technocom by 21%, to HUF 0.7 billion for the period ended March 31, 2008 compared to HUF 0.9 billion in the prior year. This reduction was offset by an increase in data, Internet and out of ex-concession area voice revenue to HUF 4.6 billion from HUF 4.5 billion in the prior year.
Wholesale: change in Wholesale revenue was mainly driven by the planned reduction in low margin Wholesale Voice revenue by 23%, to HUF 3.0 billion for the period ended March 31, 2008 from HUF 3.6 billion in the prior year. The increase in higher margin Wholesale data revenue partially offsets this decrease.
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 7 266 8 087 (821) (10%)
Gross margin % 78% 73%
Mass Market Internet 2 342 2 268 74 3%
Gross margin % 82% 77%
Business 6 445 6 724 (279) (4%)
Gross margin % 77% 75%
Wholesale 8 526 8 961 (435) (5%)
Gross margin % 57% 55%
Total Revenue 24 579 26 040 (1 461)
(6%)
For the period
ended March 31,

Pro-Forma Segment Gross Margin Summary
for the quarter ended March 31, 2008
Notes:
The average HUF/USD exchange rates were 192.61 HUF/USD in YTD Q1 2007 and 173.23 HUF/USD in YTD Q1 2008.
(in thousands of USD) Change Change
2008 2007%
Mass Market Voice 32 829 30 730 2 099 7%
Mass Market Internet 11 057 9 115 1 942 21%
Business 28 550 26 158 2 392 9%
Wholesale 28 230 25 365 2 865 11%
Total Segment Gross Margin 100 666 91 368 9 298 10%
For the period
ended March 31,
(in millions of HUF) Change Change
2008 2007%
Mass Market Voice 5 687 5 919 (232) (4%)
Mass Market Internet 1 915 1 756 159 9%
Business 4 946 5 038 (92) (2%)
Wholesale 4 890 4 886 4 0%
Total Segment Gross Margin 17 438 17 599 (161)
(1%)
For the period
ended March 31,

March '07
April '07
May '07
June '07
July '07
August '07
September '07
October '07
November '07
December '07
January '08
February '08
March '08

March '07
April '07
May '07
June '07
July '07
August '07
September '07
October '07
November '07
December '07
January '08
February '08
March '08

HUNGARIAN TELEPHONE AND CABLE CORP.

invitel

Mass Market Voice Segment
Number of Carrier Pre-Select
(”CPS”) and Carrier Select (”CS”)
customers
• Decline in lower value (ex-Tele2) CS
customers
• Growth in higher value CPS customers
• February and March clear out of zero
usage CPS customers
Number of Mass Market Voice In
Concession Lines and
Outgoing Traffic in Minutes
• Lower line churn
• Stable traffic
No. of lines
Th. minutes
In Concession Areas
Out of Concession Areas
390 000
395 000
400 000
405 000
410 000
415 000
420 000
425 000
430 000
0
10 000
20 000
30 000
40 000
50 000
60 000
70 000
80 000
90 000
100 000
Number of lines Outgoing minutes
100 000
150 000
200 000
250 000
300 000
350 000
400 000
450 000
100 000
150 000
200 000
250 000
300 000
350 000
400 000
CPS CS
No. CPS
customers
No. of  CS
customers

April 07
June 07
August 07
September 07
October 07
November 07
December 07
January 08
February 08
March 08

ADSL market growth rate in %
(previous month=100%)
April 07
May 07
June 07
July 07
September 07
December 07

HUNGARIAN TELEPHONE AND CABLE CORP.

invitel

Mass Market Internet Segment
Mass Market Broadband DSL Growth of
Invitel vs. Market Growth
• Invitel continues to grow faster than the
market
Number of Mass Market Broadband
ADSL Customers and Average
Revenue
Per Customer (”ARPU”)
• Consistent growth in ADSL customer base
• Stable ARPUs
Mass Market Internet
No. of lines
ARPU
Mass Market Internet Growth vs. Market
100,0%
100,5%
101,0%
101,5%
102,0%
102,5%
103,0%
HTCC Group ADSL in Hungary Growth rate (100%=prev. month) in %
ADSL in Hungary Growth rate (100%=prev. month) in %
50 000
60 000
70 000
80 000
90 000
100 000
110 000
120 000
130 000
0
1 000
2 000
3 000
4 000
5 000
6 000
7 000
8 000
9 000
10 000
Number of lines ARPU

IPTV Status Update
Delivery and integration of IPTV platform and related network equipment are finished
Network upgrade and integration with the IPTV platform are finished
Billing systems upgraded and now IPTV ready
Channel line up and offering was fine tuned and finalized
Video on Demand content acquired
Over 100 customers connected to collect feedback
Friendly User Test feedback integrated into the product
All errors occurring during Friendly User Test have been fixed
Organizational changes made to prepare ourselves for operation of the service
Planned commercial launch end-May

Extended offering
Invitel Offering
– 2 offerings + 5 thematic pools
the user can subscribe to
– 3 premium packages (or single
HBO)
– Network based TV
recording/replay
– Time Shift TV (content
database of approximately 15
channels for previous 7 days)
– value added services as part of
the basic package and
extended offer (Teletext, Radio,
Games)
– Video on Demand
Basic offering
EPG
Electronic Programming Guide
IPTV Basic package
26 Channels + 3 Radios
Network PVR
5 Hours Storage Space
Time Shift TV
„TV Of Yesterday”
Video On Demand
Access To Video Library
EPG
Electronic Programming Guide
IPTV Extended package
48 Channels + More Radios
Network PVR
10 Hours Storage Space
Time Shift TV
„TV Of Yesterday”
Video On Demand
Access To Video Library
HBO Pak Cinemax Pak
HBO MaxPak
Docu News
Lifestyle Music
Adult
USP
USP
Add-on services Add-on services
Thematic pools Premium packages
Invitel’s IPTV Offering

Rob Bowker Chief Financial Officer

Pro-forma Financial Information
for the quarter ended March 31, 2008
Pro-Forma Financial Information
Amounts were translated by using 250 HUF/EUR exchange rate.
Notes:
(1) Third party debt (including non cash-pay debt)
includes short and long term debt, the 2006 PIK
Notes, but excludes liabilities relating to
derivative financial instruments and capital leases.
(2) Cash pay third party debt equals third party
debt excluding the 2006 PIK Notes.
(3) Annualized Pro-forma Adjusted EBITDA is
calculated by multiplying Pro-forma Adjusted
EBITDA for the quarter ended March 31, 2008 by
four.
See slides 9 and 10 for a reconciliation of Pro-
forma Adjusted EBITDA to Pro-forma Net income.
(4) Cash interest expense is interest expense of
the Senior Credit Facilities, the 2004 Notes, the
2007 Notes, the Bridge Loan and the Memorex
loans.
(5)
Net third party debt equals third party debt
less cash and cash equivalents.
(6)
Cash pay net third party debt equals cash-pay
third party debt less cash and cash equivalents.
(in thousands of EUR)
Balance Sheet Data (at period end):
Cash and cash equivalents 30 033
Third party debt (1) 709 318
Cash pay third party debt (2)
565 240
Other Pro-forma Financial Data:
Annualized Adjusted EBITDA (3)
162 368
Cash interest expense (4)
64 958
Net third party debt (5) 679 286
Cash pay net third party debt (6) 535 207
Ratio of Adjusted EBITDA to cash interest expense
2.5x
Ratio of net third party debt to Adjusted EBITDA 4.2x
Ratio of cash pay net third party debt to Adjusted EBITDA 3.3x

Annualized Interest Expense
Note: The above schedule includes cash-pay and non cash-pay debt.
* : Not hedged.
(in thousands of EUR)
Notional Amount
@ 2008/03/31
Interest rate
Effective interest
rate as a result of
hedging
Maturity date
Calculated
annualized
interest expense
2007 Notes 200 000 7,50% 10,68% February 1, 2013 21 367
2004 Notes 142 000 10,75% 14,96% August 15, 2012 21 236
Bridge Loan 100 000 11,50% * March 5, 2015 11 500
Yapi Loan 10 000 6,50% * November 30, 2013 650
Preps 1 Loan 8 000 7,55% * August 4, 2012 604
Preps 2 Loan 3 000 7,90% * August 4, 2012 237
Amended Facilities Agreement HUF tranche 14 348 9,50% 10,16% June 30, 2011 1 458
Amended Facilities Agreement EUR tranche 77 892 6,00% 9,38% June 30, 2011 7 305
Amended Facilities Agreement EUR tranche "D" 10 000 6,00% * June 30, 2010 600
Total cash-pay third party debt 565 240 64 958
2006 PIK Note 144 078 12,75% * April 15, 2013 18 370
Total third party debt 709 318 83 328

Repayment of Senior Debt
Note: The above schedule includes cash-pay debt only and excludes the repayment schedule of the 2006 PIK Notes.
(in thousands of EUR)
Secured bank
facility loan
repayments
HUF tranche
Secured bank
facility loan
repayments
EUR tranche
Secured bank
facility loan
repayments
EUR tranche "D"
2004
Notes
2007
Notes
Bridge
Loan
Memorex
Austria
Preps
Loans
Memorex
Turkey
Yapi
Loan
Total debt
service
2008 2 955 16 038 18 993
2009 4 342 23 566 27 908
2010 4 945 26 839 10 000 41 784
2011 2 106 11 450 13 556
2012 142 000 11 000 153 000
2013 200 000 10 000 210 000
2014 -
2015 100 000 100 000
14 348 77 892 10 000 142 000 200 000 100 000 11 000 10 000 565 240

Pro-Forma Capital Expenditure
Note: Amounts were translated by using 250 HUF/EUR exchange rate.
Q1 2007 Q2 2007 Q3 2007 Q4 2007
Total
2007 Q1 2008
Variable capex 6 158 9 538 9 301 7 945 32 942 7 351
Fixed capex 1 398 1 943 2 494 2 838 8 673 588
IT capex 1 712 1 166 946 860 4 684 498
Capitalised opex 1 135 1 008 1 053 957 4 153 954
Subtotal 10 403 13 655 13 794 12 600 50 452 9 390
As a % of revenue 11% 15% 15% 14% 14% 10%
Integration - 817 640 4 788 6 245 1 163
IPTV - - 2 890 1 216 4 106 326
Billing system - 326 1 389 1 696 3 411 849
Total Capex 10 403 14 798 18 713 20 300 64 214 11 729
As a % of revenue 11% 16% 20% 22% 17% 12%
(in thousand of EUR)
Q1 2007 Q2 2007 Q3 2007 Q4 2007
Total
2007 Q1 2008
Variable capex 1 540 2 384 2 325 1 986 8 235 1 838
Fixed capex 350 486 624 710 2 170 147
IT capex 428 291 237 215 1 171 124
Capitalised opex 284 252 263 239 1 038 238
Subtotal 2 602 3 413 3 449 3 150 12 614 2 347
As a % of revenue 11% 15% 15% 14% 14% 10%
Integration - 204 160 1 197 1 561 291
IPTV - - 722 304 1 026 82
Billing system - 81 347 424 852 212
Total Capex 2 602 3 698 4 678 5 075 16 053 2 932
As a % of revenue 11% 16% 20% 22% 17% 12%
(in millions of HUF)

Martin Lea Chief Executive Officer

2008 Key Priorities
Completion of the integration of HTCC, Invitel and Tele2
Memorex post-closing integration / synergy realization
Continue improvement in gross margin trend to achieve consistent growth
Turnaround Business segment into sustainable growth
Preparation for migration to new integrated billing system
Successful introduction of IPTV
Exploration of mobility option
Maintain tight control over capital expenditure
Maintain Sarbanes-Oxley compliance in our financial reporting

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA (for HTCC, Invitel, Tele2
Hungary and Memorex, together the ”Company”), in this presentation. Reconciliations of the differences between
Adjusted EBITDA for the Company and the most directly comparable financial measure calculated and presented in accordance with GAAP is included in this presentation on a pro-forma basis. As the business combination of the
Company and Memorex has just been recently consummated, Adjusted EBITDA for Memorex is derived from and reconciled to estimated Memorex revenues, based on estimates derived by HTCC management from financial information available to HTCC management without unreasonable efforts on its part and which, as described below, provides information that HTCC management believes is useful for investors. The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs. These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and financial planning purposes. HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition. While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, these EBITDA measurements do not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.
Appendix